Exhibit 32.1


                      CERTIFICATION AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Annual Report of SBT Bancorp, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Martin J. Geitz, the Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

        (i) The Report for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                         /s/
                                                         -----------------------
                                                         Martin J. Geitz
                                                         Chief Executive Officer
Date: March 21, 2007


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